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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14803, 33-39445, 33-51295, 33-57759, 333-19771,
333-28123, 333-29027, 333-49327, 333-61065, 333-62205, 333-74897, 333-81463,
333-41982, 333-87372, 333-103838, 333-103839) and the Registration Statement on
Form S-3 (No. 333-87829) of Baker Hughes Incorporated of our report dated
March 1, 2004 relating the financial statements of WesternGeco attached as
Exhibit 99.2 to this Annual Report on Form 10-K for the year ended December 31, 2003.


PricewaterhouseCoopers LLP

Houston, Texas
March 4, 2004